UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2013

FRANCESCA’S HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware
001-35239	(State or Other Jurisdiction of Incorporation)	20-8874704
(Commission File Number)		(I.R.S. Employer Identification No.)

8760 Clay Road, Houston, Texas		77080
(Address of Principal Executive Offices)		(Zip Code)

(713) 864-1358

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 4, 2013, Francesca’s Holdings Corporation (the “Company”) entered into a letter agreement (the “Agreements”) with each of Sei Jin Alt, Chief Merchandising Officer of the Company, and Kal Malik, Chief Administrative Officer of the Company, pursuant to which, subject to certain limited exceptions, Ms. Alt and Mr. Malik have agreed not to sell or otherwise dispose of their shares of Company common stock until September 4, 2014.

The foregoing description of the terms of the Agreements is qualified in its entirety by reference to the complete copy of the Agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

10.1 Letter Agreement, dated September 4, 2013, between the Company and Sei Jin Alt.

10.2 Letter Agreement, dated September 4, 2013, between the Company and Kal Malik.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCESCA’S HOLDINGS CORPORATION

Date: September 5, 2013	By:	/s/ Kal Malik
Kal Malik
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement, dated September 4, 2013, between the Company and Sei Jin Alt.
10.2	Letter Agreement, dated September 4, 2013, between the Company and Kal Malik.